UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2025

BLUEROCK ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43007	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

919 Third Avenue

New York, New York 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 843-1601

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	BLRKU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	BLRK	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	BLRKW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 10, 2025, Bluerock Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 17,250,000 units (the “Units”), including the issuance of 2,250,000 Units as a result of the underwriters’ exercise of the over-allotment option in full. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-third of one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment, beginning 30 days after the completion of the Company’s initial business combination. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $172,500,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-291337) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on November 6, 2025, as amended (the “Registration Statement”):

●	An Underwriting Agreement, dated December 10, 2025, by and between the Company and Cantor Fitzgerald & Co., as representative of the underwriters (the “Representative”), a copy of which is attached as Exhibit 1.1 hereto and is incorporated herein by reference.

●	A Warrant Agreement, dated December 10, 2025, by and between the Company and Continental Stock Transfer & Trust company (“Continental”), as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and is incorporated herein by reference.

●	A Letter Agreement, dated December 10, 2025, by and among the Company, its executive officers, its directors Bluerock Acquisition Holdings, LLC, the Company’s sponsor (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

●	An Investment Management Trust Agreement, dated December 10, 2025, by and between the Company and Continental, as trustee, a copy of which is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

●	A Registration Rights Agreement, dated December 10, 2025, by and among the Company, the Sponsor and the holders signatory thereto, a copy of which is attached as Exhibit 10.3 hereto and is incorporated herein by reference.

●	A Private Placement Warrants Purchase Agreement, dated December 10, 2025, by and between the Company and the Sponsor (the “Sponsor Private Placement Warrants Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and is incorporated herein by reference.

●	A Private Placement Warrants Purchase Agreement, dated December 10, 2025, by and between the Company and the Representative (the “Cantor Private Placement Warrants Purchase Agreement” and, together with the Sponsor Private Placement Warrants Purchase Agreement, the “Private Placement Warrants Purchase Agreements”), a copy of which is attached as Exhibit 10.5 hereto and is incorporated herein by reference.

●	An Administrative Services and Indemnification Agreement, dated December 10, 2025, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.7 hereto and is incorporated herein by reference.

The material terms of such agreements are fully described in the Company’s final prospectus, dated December 10, 2025, as filed with the Commission on December 12, 2025 (the “Prospectus”) and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

On December 12, 2025, simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreements, the Company completed the private sale of an aggregate of 4,500,000 warrants (the “Private Placement Warrants”) to the Sponsor and the Underwriters at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $4,000,000. Of the 4,500,000 Private Placement Warrants, the Sponsor purchased 3,000,000 Private Placement Warrants and the Representative purchased 1,500,000 Private Placement Warrants. The Private Placement Warrants are identical to the Warrants included as part of the Units sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to the sale of the Private Placement Warrants. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 10, 2025, in connection with the IPO, Peter Cotton and Andrew Weksler were appointed to the board of directors of the Company. Each of Peter Cotton and Andrew Weksler are independent directors. Effective December 10, 2025, Peter Cotton and Andrew Weksler were appointed to the Board’s Audit Committee and Peter Cotton and Andrew Weksler were appointed to the Board’s Compensation Committee, with Andrew Weksler and Peter Cotton serving as chair of the Audit Committee and chair of the Compensation Committee, respectively.

Following the appointment of Messrs. Cotton and Weksler, the Board is comprised of two classes. The term of office of the first class of directors, Class I, consisting of Peter Cotton and Andrew Weksler, will expire at the Company’s first annual meeting of shareholders. The term of office of the second class of directors, Class II, consisting of R. Ramin Kamfar, will expire at the Company’s second annual meeting of shareholders.

On December 10, 2025, in connection with their appointments to the Board, each of the members of the Board entered into the Letter Agreement as well as an indemnity agreement with the Company in the form previously filed as Exhibit 10.6 to the Registration Statement. In addition, Peter Cotton received 20,000 Class B ordinary shares of the Company and Andrew Weksler received 40,000 Class B ordinary shares of the Company as compensation for their service as directors to the Company.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of indemnity agreement, copies of which are attached as Exhibit 10.1 hereto and Exhibit 10.6 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On December 10, 2025, in connection with the IPO, the Company adopted its Second Amended and Restated Memorandum and Articles of Association (the “Amended Articles”), effective the same day. The terms of the Amended Articles are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Articles is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $172,500,000 of the net proceeds from the IPO (which amount includes up to $7,350,000 of the underwriters’ deferred commission) and the sale of the Private Placement Warrants, was placed in a U.S.-based trust account maintained by Continental, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes (which shall exclude any 1% U.S. federal excise tax on stock repurchases under the Inflation Reduction Act of 2022 that is imposed on us, if any) and up to $100,000 of interest to pay liquidation expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination or an earlier redemption in connection with the commencement of the consummation of the initial business combination if the Company determines it is desirable to facilitate the completion of the initial business combination, (ii) the redemption of the Class A Ordinary Shares included in the Units sold in the IPO (the “public shares”) if the Company is unable to complete its initial business combination within 24 months from the closing of the IPO , subject to applicable law or (iii) the redemption of any of the public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended Articles (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or to redeem 100% of its public shares if it has not consummated an initial business combination within 24 months from the closing of the IPO or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On December 10, 2025, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On December 12, 2025, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated December 10, 2025, by and between the Company and the Representative.
3.1	Second Amended and Restated Memorandum and Articles of Association.
4.1	Warrant Agreement, dated December 10, 2025, by and between the Company and Continental, as warrant agent.
10.1	Letter Agreement, dated December 10, 2025, by and among the Company, its executive officers, its directors and the Sponsor.
10.2	Investment Management Trust Agreement, dated December 10, 2025, by and between the Company and Continental, as trustee.
10.3	Registration Rights Agreement, dated December 10, 2025, by and among the Company, the Sponsor and the Holders signatory thereto.
10.4	Private Placement Warrants Purchase Agreement, dated December 10, 2025, by and between the Company and the Sponsor.
10.5	Private Placement Warrants Purchase Agreement, dated December 10, 2025, by and between the Company and the Representative.
10.6	Administrative Services and Indemnification Agreement, dated December 10, 2025, by and between the Company and the Sponsor.
99.1	Press Release, dated December 10, 2025.
99.2	Press Release, dated December 12, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK ACQUISITION CORP.

	By:	/s/ Jordan B. Ruddy
		Name:	Jordan B. Ruddy
		Title:	President

Dated: December 16, 2025

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